Exhibit 99.1

Ipsidy Announces Annual Results for 2016

and Business Strategy Update

LONG BEACH, N.Y., July 12, 2017 -- Ipsidy Inc. (www.ipsidy.com) [OTC:IDGS], (formerly known as ID Global Solutions Corporation), a provider of secure, biometric identification, identity management and electronic transaction processing services, today announced its results for the year ended December 31, 2016 and provided a business strategy update.

In a world that is increasingly digital and mobile, but also fraught with account breaches and stolen identity information, our vision is to offer solutions that provide pre-transaction verification of identity as well as embed identity verification within every electronic transaction message processed through our platform, or other electronic systems. We believe that it is essential that businesses and consumers know who is on the other side of an electronic transaction and have an audit trail, proving that the identity of the other party was duly verified. Ipsidy is therefore developing solutions intended to provide our customers with the next level of transaction security, control and certainty operating in both physical and digital environments leveraging mobile eco-systems.

We are building upon our existing capabilities in biometric identification and multi-factor identity management solutions to develop an identity transaction platform for our customers. The platform enables mobile users to more easily authenticate their identity to a mobile phone or portable device of their choosing (as opposed to other identity solutions requiring dedicated hardware). Our system allows participants to complete transactions with a digitally signed authentication response, including the underlying transaction data and embedded attributes of the participant’s identity, accessible to the business.

Our strategy is to leverage our identity transaction platform to support a variety of vertical markets. These vertical markets include but are not limited to border security, public safety, public transportation, enterprise security, electronic payments transactions and banking. In addition, our platform is designed to be highly available and language agnostic thereby accessible to customers around the world. We believe that the various technologies that Ipsidy is developing and has acquired can be combined into a unified offering.

Ipsidy’s digital mobile wallet application, or electronic account holder, will contain different services and accounts that enable users to conveniently and securely authenticate and authorize a variety of electronic transactions, using their identity. For example, our closed-loop payment account and digital issuance platform is intended to offer secure and cost-effective methods of conversion of cash and paper to electronic payments. Consumers accessing this system, using their mobile phones, electronic devices, or smart card payment tokens will be able to participate in the digital economy thereby facilitating financial inclusion for the un-banked and under banked population around the globe. Another example is for consumers and employees to use their mobile application to verify identity, in order to access secure digital, or physical environments.

“In an increasingly digital and connected world compromised passwords, security breaches and stolen identities, represent one of the biggest dangers to everybody globally,” said Philip Beck, Chairman and Chief Executive Officer of Ipsidy “Our mission is to enable people to authenticate their identity to their own device, before commencing a transaction. We are facilitating the processing of diverse electronic transactions, be they payments, votes, or physical or digital access, embedded with the participant’s identity.”

Financial Highlights for the Year Ended December 31, 2016

●	Total revenue for the year was $1.9 million, compared to $0.7 million for 2015.

●	Net loss for the year was $9.9 million, compared to $36.7 million for 2015.

●	Basic and diluted net loss per share for the year was $0.05 cents, compared to $0.21 cents for 2015.

●	Adjusted EBITDA loss for the year was $4.3 million, compared to $2.4 million in 2015, as the Company invested in people, infrastructure and technology to support future operations.

Refer to Table 1 for reconciliation of net income to Adjusted EBITDA (a non-GAAP measure).

Subsequent Events

Subsequent to the end of 2016:

●

Announced the appointment of Philip Beck as Chairman of the Board of Directors, Chief Executive and President on January 31, 2017 and the appointment of Stuart Stoller as Chief Financial Officer on January 31, 2017.

●	Converted outstanding debt and accrued interest in the amount of approximately $6.3 million into approximately 84.8 million shares of common stock.

●	Repaid an additional $0.3 million of outstanding debt, canceled 3.6 million warrants and cancelled 2.5 million shares of the Company’s common stock.

●	Secured $7.0 million of additional debt and equity financing.

The combination of the above events has helped clean up the Company’s balance sheet and provided near-term working capital requirements.

Operational Highlights

●	Acquired FIN Holdings Inc. with its businesses of cutting-edge biometric fingerprint software technology and algorithms, as well as secure credential products and government customers in the United States and Africa.

●	Continued process improvements to the Company’s MultiPay bill pay transaction platform in Colombia.

●	Continued development of the Ipsidy identity transaction platform

●

Acquired and continued development of a digital processing platform comprising modules for payment card issuance, HCE, tokenization, a consumer mobile wallet, merchant acquiring gateway, mobile point of sale and mobile-commerce, beacon marketing and loyalty products all designed to facilitate to new business models.

●	Signed agreement for the provision of automated fare collection kiosks for the City of Bogota Transit Authority and installed the first 80 kiosks under the previous pilot agreement.

Management Changes

After the year end, the Company reorganized its Board of Directors and senior management, in particular appointing Philip Beck as Chairman and CEO and Stuart Stoller as CFO. Philip founded and was CEO and Chairman of Planet Payment, Inc., (NASDAQ: PLPM) a provider of international payment and transaction processing services, in more than 23 countries. Stuart, a CPA previously served as a Senior Vice President of both The New York Times Company and Macy’s, Inc. Mr. Stoller began his career as an auditor in the Deloitte New York audit practice. The Company also hired senior technical and operational executives to oversee the Company's operations.

Additional analysis of the Company’s performance can be found in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Annual Report on Form 10-K for the Fiscal Year ended December 31, 2016 to be filed at www.sec.gov and posted on the Company’s investor relations website.

About Ipsidy:

Ipsidy is a provider of secure, biometric identification, identity management and electronic transaction processing services. Ipsidy is headquartered in New York and has operating subsidiaries: MultiPay in Colombia www.multipay.com.co and Cards Plus in South Africa. www.cardsplus.co.za. In a world that is increasingly digital and mobile, our vision is to enable solutions that provide pre-transaction verification of identity as well as embed identity verification within every electronic transaction message processed through our platform, or other electronic systems. We believe that it is essential that businesses and consumers know who is on the other side of an electronic transaction and have an audit trail, proving that the identity of the other party was duly verified. We are therefore developing solutions intended to provide our customers with the next level of transaction security, control and certainty. Further information on Ipsidy can be found at www.ipsidy.com or contact us at sales@ipsidy.com.

Contacts:

Ipsidy Inc.
Philip D. Beck, Chairman, CEO & President Stuart P. Stoller, CFO	PhilipBeck@ipsidy.com StuartStoller@ipsidy.com

Notice Regarding Forward-Looking Statements.

Information contained in this announcement may include “forward-looking statements.” All statements other than statements of historical facts included herein, including, without limitation, those regarding the financial position, business strategy, plans and objectives of management for future operations of both Ipsidy and its business partners, net revenue, net income, Adjusted EBITDA, diluted earnings per share, future service launches with customers and new initiatives and customer pipeline are forward-looking statements. Such forward-looking statements are based on a number of assumptions regarding Ipsidy present and future business strategies, and the environment in which Ipsidy expects to operate in the future, which assumptions may or may not be fulfilled in practice. Implementation of some or all of the new services referred to is subject to regulatory or other third party approvals. Actual results may vary materially from the results anticipated by these forward-looking statements as a result of a variety of risk factors, including the risk that implementation, adoption and offering of the service by customers, consumers and others may take longer than anticipated, or may not occur at all; changes in laws, regulations and practices; changes in domestic and international economic and political conditions and others. Additional risks may arise with respect to commencing operations in new countries and regions, of which Ipsidy is not fully aware at this time. See the Company’s Annual Report Form 10-K for the Fiscal Year ended December 31, 2016 to be filed at www.sec.gov for other risk factors which investors should consider. These forward-looking statements speak only as to the date of this announcement and cannot be relied upon as a guide to future performance. Ipsidy expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this announcement to reflect any changes in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Non-GAAP Financial Information.

The Company provides certain non-GAAP financial measures in this statement. Management believes that Adjusted EBITDA, when viewed with our results under GAAP and the accompanying reconciliations, provides useful information about our period-over-period results. Adjusted EBITDA is presented because management believes it provides additional information with respect to the performance of our fundamental business activities and is also frequently used by securities analysts, investors and other interested parties in the evaluation of comparable companies. We also rely on Adjusted EBITDA as a primary measure to review and assess the operating performance of our company and our management team in connection with our executive compensation. These non-GAAP key business indicators, which include Adjusted EBITDA, should not be considered replacements for and should be read in conjunction with the GAAP financial measures.

We define Adjusted EBITDA as GAAP net loss adjusted to exclude: (1) interest expense, (2) interest income, (3) provision for income taxes, (4) depreciation and amortization, (5) stock-based compensation expense (5) derivative income (expense) and (6) certain other items management believes affect the comparability of operating results. Please see “Adjusted EBITDA” below for more information and for a reconciliation of Adjusted EBITDA to net income, the most directly comparable financial measure calculated and presented in accordance with GAAP.

Table 1

Reconciliation of Net Loss to Adjusted EBITDA
	Year Ended December 31,
	2016	2015
Net Loss	$(9,851,403)	$(36,679,169)
Interest Expense	3,625,984	1,136,528
Gain (loss) on derivative liability	(7,345,000)	26,647,021
Depreciation and amortization	421,494	147,052
Taxes	2,946	—
Write-off of asset	225,862	200,000
Stock compensation	8,648,212	6,320,114

Adjusted EBITDA	$(4,271,905)	$(2,428,454)

IPSIDY INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2016	2015

ASSETS
Current Assets:
Cash	$689,105	$349,873
Accounts receivable, net	138,359	509,027
Current portion of net investment in direct financing lease	44,990	—
Inventory	150,679	516,663
Other current assets	166,479	134,224
Total current assets	1,189,612	1,509,787

Property and equipment, net	115,682	37,775
Other assets	358,343	319,592
Intangible assets, net	3,474,291	1,436,534
Goodwill	6,736,043	166,689
Net investment in direct financing lease, net of current portion	674,015	—
Total assets	$12,547,986	$3,470,377

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable and accrued expenses	$1,687,900	$717,500
Convertible notes payable, net	250,000	383,346
Derivative liability, current portion	8,388,355	25,445,645
Contingent purchase consideration (Note 14)	—	370,125
Notes payable, net	109,819	634,069
Deferred revenue	398,680	—
Total current liabilities	10,834,754	27,550,685

Long-term Liabilities:
Convertible notes payable, net, less current maturities	2,245,596	—
Notes payable, net, less current maturities	3,051,603	—
Derivative liability, net of current portion	9,668,276	—
Total long-term liabilities	14,965,475	—
Total liabilities	25,800,229	27,550,685

Commitments and contingencies (Note 14)

Stockholders’ Deficit:
Common stock, $0.0001 par value, 500,000,000 shares authorized; 234,704,655 and 187,854,139 shares issued and outstanding as of December 31, 2016 and 2015, respectively	23,470	18,785
Additional paid in capital	35,341,669	14,923,936
Accumulated deficit	(48,925,993)	(39,074,590)
Accumulated comprehensive income	308,611	51,561
Total stockholders’ deficit	(13,252,243)	(24,080,308)
Total liabilities and stockholders’ deficit	$12,547,986	$3,470,377

IPSIDY INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended
	December 31, 2016	December 31, 2015
Revenues:
Products and services	$1,877,446	$235,364
Product and services, related party	—	500,000
Lease income	52,492	—
Total revenues, net	1,929,938	735,364

Operating Expenses:
Cost of Sales	492,237	—
General and administrative	14,243,363	9,003,143
Research and development	340,317	480,789
Depreciation and amortization	421,494	147,052
Total operating expenses	15,497,411	9,630,984

Loss from operations	(13,567,473)	(8,895,620)

Other Income (Expense):
Gain (loss) on derivative liability	7,345,000	(26,647,021)
Interest expense	(3,625,984)	(1,136,528)
Other income (expense), net	3,719,016	(27,783,549)

Loss before income taxes	(9,848,457)	(36,679,169)

Income Taxes	2,946	—

Net loss	$(9,851,403)	$(36,679,169)

Net Loss Per Share - Basic and Diluted	$(0.05)	$(0.21)

Weighted Average Shares Outstanding - Basic and Diluted	217,570,666	175,696,214

IPSIDY INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended
	December 31, 2016	December 31, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(9,851,403)	$(36,679,169)
Adjustments to reconcile net loss with cash used in operations:
Depreciation and amortization expense	421,494	147,052
Gain on sale of property and equipment	(3,681)	—
Stock-based compensation	8,648,212	6,320,114
Common stock issued for services	311,103	557,750
Amortization of debt discount	2,480,662	832,775
Amortization of debt issuance costs	684,417	154,447
(Gain) loss on derivative liability	(7,345,000)	26,647,021
Write-off of assets	225,862	200,000
Loss on investment	—	72,000
Changes in operating assets and liabilities:
Accounts receivable	682,535	(448,355)
Lease receivable	28,939
Other current assets	(32,255)	(62,442)
Inventory	(190,471)	(433,598)
Accounts payable and accrued expenses	(248,068)	229,677
Deferred revenue	398,680	—
Net cash flows from operating activities	(3,788,974)	(2,462,728)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(23,565)	(16,265)
Proceeds from sale of property and equipment	8,007	—
Payment of patent costs	(19,200)	(37,621)
Work-in process	(264,613)	(133,117)
Cash acquired in acquisitions	419,042	—
Net cash flows from investing activities	119,671	(187,003)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of notes payable and common stock, net	1,550,000	1,040,000
Proceeds from issuance of notes payable and warrants	1,375,000	2,200,000
Proceeds from issuance of notes payable, related parties	13,609	202,000
Debt issuance costs paid	(229,423)	(296,400)
Proceeds from sale of common stock	1,250,000	—
Payment of equity issuance costs	(120,242)	—
Advances from related parties	—	(60,200)
Principal payments on notes payable to related parties	—	(91,322)
Principal payments on notes payable	(87,459)	(205,331)
Net cash flows from financing activities	3,751,485	2,788,747

Effect of foreign currencies	257,050	51,561

Net Change in Cash	339,232	190,577
Cash, Beginning of the Year	349,873	159,296
Cash, End of the Year	$689,105	$349,873

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$—	$199,967
Cash paid for income taxes	$—	$—

Non-cash Investing and Financing Activities:
Issuance of common stock for conversion of notes payable and accrued interest	$21,222	$181,205
Issuance of common stock in settlement of contingent liability	$59,681	$—
Issuance of common stock with debt	$222,815	$—
Issuance of common stock for debt issuance costs	$257,696	$298,400
Issuance of warrants for inventory	$79,081	$—
Debt discount for fair value of warrants issued in connection with debt	$358,411	$1,062,704
Debt discount for fair value of embedded conversion feature	$290,425	$42,275
Reclassification of derivative liabilities upon conversion of convertible debt into common stock	$692,850	$2,706,167
Reclassification of inventory to net investment in direct financing lease	$747,944	$—
Note payable, related party and accrued interest settled through issuance of convertible notes payable	$—	$172,095
Acquisition of FIN Holdings (2016) and MultiPay (2015), respectively:
Issuance of common stock as consideration	$9,000,000	$860,491
Assumed liabilities	914,218	909,721
Inventory	(112,408)	—
Accounts receivable	(311,867)	(295,655)
Property and equipment	(100,339)	(20,000)
Intangible assets	(8,970,562)	(1,454,557)
Cash acquired	$419,042	$—